Exhibit 99.1

HeartCore Reports Third Quarter 2024 Financial Results

Q3 2024 Revenues Increased 281% to $17.9 Million

Q3 2024 Net Income Increased 526% to $10.8 Million

NEW YORK and TOKYO, November 14, 2024 (GLOBE NEWSWIRE) – HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or “the Company”), a leading enterprise software and consulting services company based in Tokyo, reported financial results for the third quarter ended September 30, 2024.

Third Quarter 2024 and Recent Operational Highlights

●	Regained compliance with Nasdaq Listing Requirements
●	Expanded CMS platform offering into a SaaS delivery model
●	Entered into a sales collaboration with Tosho Computer Systems Co., Ltd.
●	Announced transition from annual contracts to multi-year agreements for core software business contracts
●	Partnered with NTT Data Business Brains Corporation to enhance website development service capabilities
●	Achieved top market share in Japan for nine consecutive years
●	Awarded new contract from Fourmix Co., Ltd. to implement CMS platform
●	Announced Go IPO Client, SBC Medical Group Holdings Incorporated, began trading on the Nasdaq Stock Exchange
●	Partnered with INCUDATA Corp. to enhance corporate digital marketing strategies
●	Announced Go IPO Client, BloomZ Inc., began trading on the Nasdaq Stock Exchange
●	Authorized second dividend payment of $0.02 per share
●	Partnered with Hitachi Systems, Ltd. to offer combined package of HeartCore CMS and GRED Web Security Assessment Cloud

Management Commentary

“I am pleased to announce the strongest quarter of HeartCore’s history, supported by the progress made across our Go IPO business,” said HeartCore CEO Sumitaka Kanno. “The third quarter saw two new Go IPO clients successfully listed on the Nasdaq. The warrants and ordinary shares received from these deals contributed to our highest financial results since the inception of the service, driving us into profitable operations for the quarter and year-to-date. This quarter’s results showcased the immense value of our consulting business, and with an optimistic outlook on the U.S. IPO market for Japanese companies, we anticipate closing additional deals over the next several months that will further support the growth of our Go IPO business. We continue to remain in serious discussions with prospective Go IPO clients and look forward to sharing future wins as they come.”

“We also accomplished key developments in our software business, positioning us for sustained and predictable growth in the coming quarters. First, we transitioned towards offering multi-year software licensing agreements to our customers, a move designed to generate recurring revenue streams and enhance our margin profile. Furthermore, we added a SaaS delivery model for our CMS platform designed to support our sales and marketing team to tap into a new pool of prospective customers. While Go IPO contains the prospect of significant upside, our adjustments in the software business model are intended to create more stable, durable, and long-term revenue for future quarters. We look forward to continuing driving growth across both arms of the business and carrying this momentum into 2025.”

Third Quarter 2024 Financial Results

Revenues increased 281% to $17.9 million compared to $4.7 million in the same period last year. The increase was primarily due to revenue from warrants and ordinary shares associated with the successful listing of two Go IPO consulting service clients.

Gross profit increased 1,640% to $14.4 million compared to $0.8 million in the same period last year. The increase was primarily due to the aforementioned reason above.

Operating expenses decreased to $2.3 million compared to $2.6 million in the same period last year. The improvement was primarily due to lower selling, general and administrative, and research and development expenses.

Net income increased 526% to $10.8 million or $0.53 per diluted share compared to a net loss of $2.5 million or $(0.11) per diluted share, in the same period last year.

As of September 30, 2024, the Company had cash and cash equivalents of $1.2 million compared to $1.0 million on December 31, 2023.

Nine-Months 2024 Financial Results

Revenues increased 46% to $27.0 million compared to $18.5 million in the same period last year. The increase was primarily because revenue recognized from warrants and ordinary shares associated with the successful listing of two Go IPO consulting service clients in current periods was greater than that of recognized in the nine months ended September 30, 2023.

Gross profit increased 117% to $17.3 million compared to $8.0 million in the same period last year. The increase was primarily due to the aforementioned reason above.

Operating expenses decreased to $7.3 million compared to $8.9 million in the same period last year. The decrease was primarily due to lower selling and general and administrative expenses.

Net income increased 506% to $7.1 million or $0.37 per diluted share compared to a net loss of $1.8 million or $(0.07) per diluted share, in the same period last year.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at and https://heartcore-enterprises.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860

HEARTCORE ENTERPRISES, INC.

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2024	2023
	(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$1,232,117	$1,012,479
Accounts receivable	2,578,855	2,623,682
Investments in marketable securities	7,349,575	642,348
Investment in equity securities	-	300,000
Prepaid expenses	769,183	536,865
Current portion of long-term note receivable	100,000	100,000
Due from related party	43,852	44,758
Other current assets	177,381	234,761
Total current assets	12,250,963	5,494,893

Non-current assets:
Accounts receivable, non-current	766,972	-
Property and equipment, net	663,447	763,730
Operating lease right-of-use assets	2,184,344	2,467,889
Intangible asset, net	4,037,500	4,515,625
Goodwill	3,276,441	3,276,441
Long-term investment in SAFE	350,000	-
Long-term investment in equity securities	300,000	-
Long-term investment in warrants	551,787	2,004,308
Long-term note receivable	200,000	200,000
Deferred tax assets	392,617	369,436
Security deposits	336,117	348,428
Long-term loan receivable from related party	146,354	182,946
Other non-current assets	15,812	71
Total non-current assets	13,221,391	14,128,874

Total assets	$25,472,354	$19,623,767

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$1,779,799	$1,757,038
Accounts payable and accrued expenses - related party	28,772	-
Accrued payroll and other employee costs	633,514	723,305
Due to related party	1,438	1,476
Short-term debt	-	135,937
Current portion of long-term debts	462,121	371,783
Insurance premium financing	65,392	-
Factoring liability	305,472	562,767
Operating lease liabilities, current	382,594	396,535
Finance lease liabilities, current	17,375	17,445
Income tax payables	170,453	162,689
Deferred revenue	1,927,582	2,166,175
Other current liabilities	756,766	216,405
Total current liabilities	6,531,278	6,511,555
	-
Non-current liabilities:
Long-term debts	1,382,048	1,770,352
Operating lease liabilities, non-current	1,859,948	2,135,160
Finance lease liabilities, non-current	52,005	66,779
Deferred tax liabilities	1,130,500	1,264,375
Other non-current liabilities	200,818	208,732
Total non-current liabilities	4,625,319	5,445,398

Total liabilities	11,156,597	11,956,953

Shareholders’ equity:
Preferred shares ($0.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding as of September 30, 2024 and December 31, 2023)	-	-
Common shares ($0.0001 par value, 200,000,000 shares authorized; 20,864,144 and 20,842,690 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively)	2,085	2,083
Additional paid-in capital	18,997,059	19,594,801
Accumulated deficit	(6,990,113)	(14,763,469)
Accumulated other comprehensive income	392,397	331,881
Total HeartCore Enterprises, Inc. shareholders’ equity	12,401,428	5,165,296
Non-controlling interests	1,914,329	2,501,518
Total shareholders’ equity	14,315,757	7,666,814

Total liabilities and shareholders’ equity	$25,472,354	$19,623,767

HEARTCORE ENTERPRISES, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	For the nine months ended September 30,		For the three months ended September 30,
	2024	2023	2024	2023

Revenues	$26,963,531	$18,518,431	$17,850,411	$4,688,908
Cost of revenues	9,708,074	10,548,245	3,433,024	3,860,241
Gross profit	17,255,457	7,970,186	14,417,387	828,667

Operating expenses:
Selling expenses	642,225	1,330,747	243,110	274,043
General and administrative expenses	6,395,429	7,305,392	1,966,717	2,172,298
Research and development expenses	307,931	289,303	107,529	170,071
Total operating expenses	7,345,585	8,925,442	2,317,356	2,616,412

Income (loss) from operations	9,909,872	(955,256)	12,100,031	(1,787,745)

Other income (expenses):
Changes in fair value of investments in marketable securities	(308,059)	(500,762)	122,272	(271,740)
Changes in fair value of investment in warrants	1,631,700	(294,565)	2,869,407	(460,672)
Loss on sale of warrants	(3,970,628)	-	(3,970,628)	-
Interest income	15,557	64,633	10,933	14,363
Interest expenses	(105,094)	(125,073)	(31,393)	(42,619)
Other income	158,914	176,641	24,040	52,640
Other expenses	(131,507)	(62,701)	(82,457)	(25,947)
Total other expenses	(2,709,117)	(741,827)	(1,057,826)	(733,975)

Income (loss) before income tax provision	7,200,755	(1,697,083)	11,042,205	(2,521,720)

Income tax expense	72,945	58,859	225,275	19,413

Net income (loss)	7,127,810	(1,755,942)	10,816,930	(2,541,133)
Less: net loss attributable to non-controlling interests	(645,546)	(419,211)	(240,876)	(233,913)
Net income (loss) attributable to HeartCore Enterprises, Inc.	$7,773,356	$(1,336,731)	$11,057,806	$(2,307,220)

Other comprehensive income (loss):
Foreign currency translation adjustment	51,678	(85,244)	65,503	(90,743)

Total comprehensive income (loss)	7,179,488	(1,841,186)	10,882,433	(2,631,876)
Less: comprehensive loss attributable to non-controlling interests	(654,384)	(422,352)	(241,913)	(235,094)
Comprehensive income (loss) attributable to HeartCore Enterprises, Inc.	$7,833,872	$(1,418,834)	$11,124,346	$(2,396,782)

Net income (loss) per common share attributable to HeartCore Enterprises, Inc.
Basic	$0.37	$(0.07)	$0.53	$(0.11)
Diluted	$0.37	$(0.07)	$0.53	$(0.11)

Weighted average common shares outstanding
Basic	20,861,012	20,257,020	20,864,144	20,842,690
Diluted	20,861,012	20,257,020	20,864,144	20,842,690

HEARTCORE ENTERPRISES, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30,
	2024	2023

Cash flows from operating activities
Net income (loss)	$7,127,810	$(1,755,942)
Adjustments to reconcile net income (loss) to net cash flows used in operating activities:
Depreciation and amortization expenses	561,659	495,200
Loss (gain) on disposal of property and equipment	1,894	(4,737)
Amortization of debt issuance costs	3,791	2,257
Non-cash lease expense	272,208	254,876
Loss (gain) on termination of lease	(469)	76
Deferred income taxes	(163,199)	(109,690)
Stock-based compensation	236,826	1,267,699
Marketable securities received as noncash consideration	(572,010)	-
Warrants received as noncash consideration	(12,969,683)	(4,009,335)
Changes in fair value of investments in marketable securities	308,059	500,762
Changes in fair value of investment in warrants	(1,631,700)	294,565
Loss on sale of warrants	3,970,628	-
Changes in assets and liabilities:
Accounts receivable	(685,531)	(322,583)
Prepaid expenses	(72,315)	187,269
Other assets	40,761	(23,982)
Accounts payable and accrued expenses	34,752	597,247
Accounts payable and accrued expenses - related party	28,315	-
Accrued payroll and other employee costs	(68,323)	7,471
Due to related party	(7)	7,562
Operating lease liabilities	(275,850)	(231,499)
Income tax payables	17,971	101,058
Deferred revenue	(205,109)	200,256
Other liabilities	540,008	83,809
Net cash flows used in operating activities	(3,499,514)	(2,457,661)

Cash flows from investing activities
Purchases of property and equipment	(4,134)	(516,658)
Proceeds from disposal of property and equipment	-	24,935
Advance on note receivable	-	(600,000)
Purchase of long-term investment in SAFE	(350,000)	-
Net proceeds from sale of warrants	5,640,000	-
Repayment of loan provided to related party	31,457	34,823
Payment for acquisition of subsidiary, net of cash acquired	-	(724,910)
Net cash flows provided by (used in) investing activities	5,317,323	(1,781,810)

Cash flows from financing activities
Payments for finance leases	(12,568)	(16,537)
Proceeds from short-term and long-term debts	68,138	219,427
Repayment of short-term and long-term debts	(453,048)	(584,779)
Repayment of insurance premium financing	(107,297)	(266,756)
Net proceeds from factoring arrangement	-	217,250
Net repayment of factoring arrangement	(257,295)	-
Payments for debt issuance costs	-	(656)
Distribution of dividends	(834,566)	-
Capital contribution from non-controlling shareholder	67,195	-
Net cash flows used in financing activities	(1,529,441)	(432,051)

Effect of exchange rate changes	(68,730)	(306,239)

Net change in cash and cash equivalents	219,638	(4,977,761)

Cash and cash equivalents - beginning of the period	1,012,479	7,177,326

Cash and cash equivalents - end of the period	$1,232,117	$2,199,565

Supplemental cash flow disclosures:
Interest paid	$104,880	$59,290
Income taxes paid	$201,035	$91,657

Non-cash investing and financing transactions
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$125,735	$317,040
Finance lease right-of-use assets obtained in exchange for finance lease liabilities	$-	$93,117
Remeasurement of operating lease liabilities and right-of-use assets due to lease modification	$-	$12,579
Insurance premium financing	$172,689	$389,035
Liabilities assumed in connection with purchase of property and equipment	$-	$9,602
Common shares issued for acquisition of subsidiary	$-	$3,150,000
Warrants converted to marketable securities	$6,443,276	$1,257,868